UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2008

EFJ, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21681	47-0801192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 Corporate Drive, Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 819-0700

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 7, 2008, the Board of Directors of the Corporation appointed Robert L. Barnett to the Board as a Class III director. Mr. Barnett will serve on the Corporation’s Audit Committee and Compensation Committee. In connection with Mr. Barnett’s appointment, Mr. Barnett received a grant of ten thousand (10,000) options pursuant to the Corporation’s 2005 Omnibus Incentive Plan. There were no arrangements or understandings between Mr. Barnett and any other person pursuant to which he was selected as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFJ, INC.

Date: March 12, 2008	By:	/s/ John K. Rothermel
John K. Rothermel
Acting General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99	Press Release dated March 12, 2008 relating to the director appointment, deemed “filed” under the Securities Exchange Act of 1934